SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

             Date of Report (Date of earliest event reported) April 29, 2004
                                                              --------------


                              GWL&A FINANCIAL INC.
             (Exact name of registrant as specified in its charter)


         Delaware                    333-64473               84-1474245
(State or other jurisdiction       (Commission             (IRS Employer
  of incorporation)                File Number)          Identification No.)



        8515 East Orchard Road, Greenwood Village, Colorado 80111
           (Address of principal executive offices)        (Zip Code)

                                 (303) 737-3000
              (Registrant's telephone number, including area code)
-------------------------------------------------------------------------------

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit Number   Title

99               Great-West Lifeco Inc. Press Release dated April 29, 2004


ITEM 9.  REGULATION FD DISCLOSURE

On April 29, 2004, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the first quarter of 2004. The press release includes a discussion of the financial results of the Registrant. A copy of the press release is attached as
Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.


ITEM 12. DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On April 29, 2004, Great-West Lifeco Inc., an indirect Canadian parent company of the Registrant, issued a press release regarding its financial results for the first quarter of 2004. The press release includes a discussion of the financial results of Great-West Life & Annuity Insurance Company, the operating subsidiary of the Registrant. A copy of the press release is attached as Exhibit 99 hereto. The dollar amounts referred to in the press release are in Canadian dollars unless otherwise stated.



This Form 8-K contains forward-looking statements. Forward-looking statements are statements not based on historical information and which relate to future operations, strategies, financial results or other developments. In particular, statements using verbs such as "expect," "anticipate," "believe" or words of similar import generally involve forward-looking statements. Without limiting the foregoing, forward-looking statements include statements which represent the Registrant's beliefs concerning future or projected levels of sales of the Registrant's products, investment spreads or yields, or the earnings or profitability of the Registrant's activities. Forward-looking statements are necessarily based upon estimates and assumptions that are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Registrant's control and many of which, with respect to future business decisions, are subject to change. These uncertainties and contingencies can affect actual results and could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, the Registrant. Whether or not actual results differ materially from forward-looking statements may depend on numerous foreseeable and unforeseeable events or developments, some of which may be national in scope, such as general economic conditions and interest rates, some of which maybe related to the insurance industry generally, such as pricing competition, regulatory developments and industry consolidation, and others of which may relate to the Registrant specifically, such as credit, volatility and other risks associated with the Registrant's investment portfolio, and other factors.Readers are also directed to consider other risks and uncertainties discussed in documents filed by the Registrant and certain of its subsidiaries with the Securities and Exchange Commission.




                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 29, 2004


                                      GWL&A FINANCIAL INC.


                                      By: /s/Richard G. Schultz
                                         -------------------------
                                      Name:  Richard G. Schultz
                                      Title: Vice President, Counsel and
                                             Associate Secretary




                                 EXHIBIT INDEX

Exhibit No.    Description
----------     -----------
99             Press release issued by Great-West Lifeco Inc. on April 29, 2004